The Advisors’ Inner Circle Fund III

Mesirow Financial Core Bond Fund

Mesirow Financial High Yield Fund

Mesirow Financial Small Cap Value Fund

(the “Funds”)

Supplement Dated March 22, 2019 to the Funds’

Prospectus and Statement of Additional Information (the “SAI”),

each dated November 27, 2018

This supplement provides new and additional information beyond that contained in the Funds’ Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Funds’ Prospectus and SAI are hereby amended and supplemented as follows:

1.	The paragraph in the “Information about Portfolio Holdings” section of the Prospectus hereby is deleted and replaced with the following:

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post its top ten portfolio holdings within ten calendar days after the end of each calendar quarter, and its complete portfolio holdings within thirty calendar days after the end of each calendar quarter, on the internet at www.mesirowfinancial.com. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

2.	The fourth paragraph in the “Portfolio Holdings” section of the SAI hereby is deleted and replaced with the following:

In addition to the quarterly portfolio holdings disclosure required by applicable law, each Fund will post its top ten portfolio holdings within ten calendar days of the end of each calendar quarter, and its complete portfolio holdings within thirty calendar days of the end of each calendar quarter, on the internet at www.mesirowfinancial.com. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MES-SU-001-0100